================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 27, 1997

                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New Jersey                    33-98178                     22-3382016
----------------------------    -----------------            ------------------
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)

        100 Village Court, Hazlet, New Jersey                 07730
      ------------------------------------------           ------------
        (Address of principal executive offices)           (Zip Code)

                                 (908) 888-1055
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events

Matzel & Mumford at White Oak Estates, L.L.C.

     On March 27, 1997, Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") made a first mortgage loan to Matzel & Mumford at White Oak Estates, L.L.C. ("White Oak"), the entity organized to develop, market and build a 58 lot subdivision known as White Oak Estates located on Old York Road in Branchburg, Somerset County, New Jersey. White Oak is conveniently located in the Route 287 and 78 corridor near major thoroughfares, and is in commuting distance from corporate office centers such as Merck Pharmaceuticals, Johnson and Johnson and AT&T.

     As of February 28, 1997, White Oak has written 17 contracts with prospective homebuyers, and has taken 9 deposits which are expected to be converted to contracts upon meeting certain conditions. Closings to third party purchasers are expected to commence in May 1997.

     The Funding Company has issued a loan commitment to White Oak in an amount of $600,000 for a first mortgage on two building lots for construction of spec homes. White Oak will use a portion of the proceeds to repay First Savings Bank (first mortgage holder) for its existing acquisition and improvement funding and Apple Chase Investors, L.L.C. (second mortgage holder for its acquisition funding). The remaining funds will be used for the construction of the homes as construction progresses. Repayment of the loan from White Oak to the Funding Company will come from proceeds of the houses as they are closed with third party purchasers.

Item 7(a).  Financial Statements.

     The audited financial statements of Matzel & Mumford at White Oak Estates, L.L.C. for the years ended December 31, 1996 and period January 17, 1995 (date of inception) to December 1995 are being filed as part of this Current Report.

Item 7(c).  Exhibits.

      4(a) Indenture (including form of Notes), dated as of January 25, 1996, between Matzel & Mumford Funding, Inc. (the "Funding Company") and First Union National Bank, as Trustee (incorporated by reference to Exhibit 4(a) of Registration Statement on Form SB-2 of the Funding ompany (registration No. 33-98178)

      4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996 of the Funding Company.

      27.         Financial Data Schedule.

                               MATZEL & MUMFORD AT
                            WHITE OAK ESTATES, L.L.C.














                                                            FINANCIAL STATEMENTS
                                     Period January 17, 1995 (date of inception)
                       to December 31, 1995 And The Year Ended December 31, 1996

                               MATZEL & MUMFORD AT
                            WHITE OAK ESTATES, L.L.C.









===============================================================================
                                                           FINANCIAL STATEMENTS
                                     PERIOD JANUARY 17, 1995 (DATE OF INCEPTION)
                       to December 31, 1995 And The Year Ended December 31, 1996

                                 MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.




                                                                      CONTENTS
================================================================================

INDEPENDENT AUDITORS' REPORT                                              3

FINANCIAL STATEMENTS:
  Balance sheet                                                           4
  Statements of operations and members equity                             5
  Statements of cash flows                                                6
  Notes to financial statements                                         7-9

INDEPENDENT AUDITORS' REPORT

To the Members
Matzel & Mumford at White Oak Estates, L.L.C.
Hazlet, New Jersey

We have audited the accompanying balance sheet of Matzel & Mumford at White Oak Estates, L.L.C. as of December 31, 1996 and the related statements of operations and members equity and cash flows for the period January 17, 1995 (date of inception) to December 31, 1995 and the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Matzel & Mumford at White Oak Estates, L.L.C. as of December 31, 1996 and the results of its operations and its cash flows for the period January 17, 1995 (date of inception) through December 31, 1995 and the year ended December 31, 1996 in conformity with generally accepted accounting principles.




January 9, 1997

                                   MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.

                                                                   BALANCE SHEET
================================================================================
December 31,                                                             1996
================================================================================
ASSETS
  Cash                                                                $   19,911
  Cash-restricted                                                        161,474
  Inventory (Notes 2 and 3)                                            5,692,181
  Notes receivable                                                        79,200
--------------------------------------------------------------------------------
         TOTAL ASSETS                                                 $5,952,766
================================================================================
LIABILITIES AND MEMBERS' EQUITY
  Accounts payable                                                    $  633,673
  Due to affiliates (Note 4)                                             829,451
  Mortgages payable (Note 3)                                           4,456,498
--------------------------------------------------------------------------------
         TOTAL LIABILITIES                                             5,919,622
--------------------------------------------------------------------------------
MEMBERS' EQUITY                                                           33,144
--------------------------------------------------------------------------------
         TOTAL LIABILITIES AND MEMBERS' EQUITY                        $5,952,766
================================================================================



                                 See accompanying notes to financial statements.

                  MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.

                  STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY

================================================================================
                                                             For the period
                                                            January 17, 1995
                                            YEAR ENDED     (date of inception)
                                            DECEMBER 31,      to December 31,
                                               1996               1995
------------------------------------------------------------------------------
SALES                                        $827,810            $  --
COST OF SALES                                 749,298               --
------------------------------------------------------------------------------
           GROSS PROFIT                        78,512               --
------------------------------------------------------------------------------
MANAGEMENT FEES                                28,952               --
OTHER EXPENSE                                  16,361               --
------------------------------------------------------------------------------
NET INCOME FROM OPERATIONS                     33,199               --
MEMBERS' DISTRIBUTION                              55               --
-----------------------------------------------------------------------------
MEMBERS' EQUITY, END OF YEAR                 $ 33,144            $  --
================================================================================

                                See accompanying notes to financial statements.

                  MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.

                            STATEMENTS OF CASH FLOWS



============================================================================================

                                                                            For the period
                                                                           January 17, 1995
                                                            YEAR ENDED    (date of inception)
                                                           DECEMBER 31,     to December 31,
                                                               1996              1995
--------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                $   33,199       $       --
  Adjustments to reconcile net income to net cash
    used in operating activities:
      Increase in cash-restricted                              (55,701)         (105,773)
      Increase in inventories                               (2,101,678)       (3,590,503)
      Increase in notes receivable                             (79,200)              --
      Increase in accounts payable and accrued expenses        351,417           282,256
--------------------------------------------------------------------------------------------
         NET CASH USED IN OPERATING ACTIVITIES              (1,851,963)       (3,414,220)
--------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from mortgages payable                            1,643,498         2,813,000
  Distribution to member                                           (55)              --
  Advances from affiliates                                     225,959           603,492
--------------------------------------------------------------------------------------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES           1,869,402         3,416,492
--------------------------------------------------------------------------------------------
INCREASE IN CASH                                                17,439             2,472
CASH, BEGINNING OF PERIOD                                        2,472              --
--------------------------------------------------------------------------------------------
CASH, END OF PERIOD                                         $   19,911        $    2,472
============================================================================================



                                 See accompanying notes to financial statements.

                  MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

 1.   SUMMARY OF           Nature of Business and Organization
      ACCOUNTING POLICIES
                           Matzel & Mumford at White Oak Estates, L.L.C. ("M&M at White Oak") is a New Jersey limited liability company formed on January 17, 1995 for the purpose of purchasing land in Branchburg, New Jersey and developing and constructing 58 single-family homes on the land.

                           Revenue Recognition

                           Revenues arising from home sales are recognized under the accrual method. Under this method, income is recognized when all terms relating to the sale of a unit are complete, consideration is exchanged and title is conveyed to the buyer.

                           Restricted Cash

                           Restricted cash represents amounts on deposit as collateral for project improvements.

                           Inventories

                           Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

                           Inventory costs are comprised of land, project overhead, direct unit and allocated costs. Development costs are capitalized until the property is complete and title has been conveyed to the buyer. Development costs generally include land and improvements, house construction, project overhead, interest and a portion of construction management fees. Interest capitalized is based upon the interest rate on specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

                           Income Taxes

                           The Company is organized and operates as a limited liability company which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

                                 MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.

                                                 NOTES TO FINANCIAL STATEMENTS
===============================================================================

                           Estimates

                           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 2.   INVENTORIES          Inventories relating to the development of
                           single-family homes consist of the following at December 31, 1996:

                  -------------------------------------------------------------
                  Land and land improvements                       $4,411,962
                  Project overhead                                    344,630
                  Sales and marketing                                 160,338
                  Financing                                           775,251
                  -------------------------------------------------------------
                                                                   $5,692,181
                  =============================================================



                           All expenses incurred for the development of the project are capitalized. Selling expenses, which do not benefit future periods, and general and administrative expenses are treated as period costs and are expensed as incurred.

 3.   LOANS AND
      MORTGAGES PAYABLE

                                                          1996         1995
                  -------------------------------------------------------------
                  Land and construction loan (a)      $1,500,000   $1,500,000
                  2nd mortgage (b)                     1,443,498           --
                  3rd mortgage (c)                     1,313,000    1,313,000
                  Note payable (d)                       200,000           --
                  -------------------------------------------------------------
                                                      $4,456,498   $2,813,000
                  =============================================================

-------------------------------------------------------------------------------




                  MATZEL & MUMFORD AT WHITE OAK ESTATES, L.L.C.

                            NOTES TO FINANCIAL STATEMENTS

================================================================================

                           (a) The Company has a loan from a bank for land acquisition and construction not to exceed $1,500,000. Interest is payable monthly at 1 1/2% over prime. The loan matures on September 27, 1997 after which time the principal is due on demand. The loan is collateralized by a first mortgage on the land and improvements of the project and is guaranteed by the managing members.

                           (b) The Company has a commitment from a bank for land acquisition and construction not to exceed $4,520,000. Interest is payable monthly at the prime rate, plus 1 1/2%. Principal is payable with each closing at the rate of 120% of the amount advanced for land acquisition and 100% of construction advances. The loan matures on March 31, 1998, with the availability of a six month extension at the option of the lender after which time the balance will be due on demand. The loan is collateralized by a second mortgage on the land and improvements of the project and is guaranteed by the managing members of M&M at White Oak and MMO.

                           (c) The Company has a mortgage in the amount of $1,313,000. Interest is payable monthly at 15%, plus an additional 1% of the sales price of each lot closed between March 20, 1996 and September 20, 1997 and 1 1/2% thereafter. Principal is payable $10,000 per lot for the 5th through 7th lots closed, $31,000 for the 8th through 23rd lots, $35,000 for the 24th through 50th lots and $31,000 for the 51st lot closed. The note is collateralized by a third mortgage and the guarantee of M&M at White Oak.

                           (d) The Company has notes payable in the amount of $200,000 bearing interest at 25%. Interest is payable semi-annually and principal is payable upon demand with 90 days notice. The note is guaranteed by the managing members of M&M at White Oak.

 4.   RELATED PARTY        The Company has an agreement with the Matzel &
      TRANSACTIONS         Mumford Organization, Inc. ("MMO"), whereby MMO
                           provides construction management services at a fee of 4% of the gross selling price of each house. MMO is entitled to draws of $30,000 per month.

                           Included in due to/from affiliates are transfers of costs incurred by affiliated companies of the managing member of the Company. The amounts are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MATZEL & MUMFORD MORTGAGE FUNDING, INC.


                                         By: /s/ ROGER MUMFORD
                                             -----------------------------------
                                                 Roger Mumford
                                                 President

Dated: March 27, 1997

                               INDEX TO EXHIBITS


          Exhibit
          Number                    Document                       Page
          ------                    --------                       ----
            27               Financial Data Schedule